Adtran Holdings (Nasdaq: ADTN) Investor Presentation November 6, 2024

Cautionary Note Regarding Forward-Looking Statements Statements contained in this investor presentation which are not historical facts, such as those relating to expectations regarding future revenue and future non-GAAP operating margin; future service provider spending; future profitability, and growth, including customer acquisition and booking trends, as well as future end market growth; future market trends and customer inventory levels; future operational leverage and cash generation; and ADTRAN Holdings’ strategy and outlook, outlook and financial guidance, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can also generally be identified by the use of words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “may,” “could” and similar expressions. In addition, ADTRAN Holdings, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. All such projections and other forward-looking information speak only as of the date hereof, and ADTRAN Holdings undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise, except to the extent as may be required by law. All such forward-looking statements are necessarily estimates and reflect management’s best judgment based upon current information. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which have caused and may in the future cause actual events or results to differ materially from those estimated by ADTRAN Holdings include, but are not limited to: (i) risks and uncertainties relating to ADTRAN Holdings’ ability to continue to reduce expenditures and the impact of such reductions on its financial results and financial condition; (ii) the risk of fluctuations in revenue due to lengthy sales and approval processes required by major and other service providers for new products, as well as ongoing tighter inventory management of ADTRAN Holdings’ customers; (iii) risks and uncertainties relating to ongoing material weaknesses in our internal control over financial reporting; (iv) risks and uncertainties relating to our ability to comply with the covenants set forth in our credit facility and to satisfy our payment obligations to Adtran Networks’ minority shareholders under the Domination and Profit and Loss Transfer Agreement between us and Adtran Networks; (v) risks posed by potential breaches of information systems and cyber-attacks; (vi) the risk that ADTRAN Holdings may not be able to effectively compete, including through product improvements and development; and (vii) other risks set forth in ADTRAN Holdings’ public filings made with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2023, its Quarterly Report on Form 10-Q for the second quarter ended June 30, 2024, and risks to be disclosed in its Form 10-Q for the quarterly period ended September 30, 2024 to be filed with the SEC Additionally, the financial measures presented herein are preliminary estimates, remain subject to our internal controls and procedures, and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end adjustments. Any variation between the Company's actual results and the preliminary financial information set forth herein may be material.

Introduction and Business Model 1

OUR VISION To enable a fully-connected world, where the power and freedom to communicate is available to everyone, everywhere, in a secure, efficient and sustainable environment.

Key Differentiators Open, disaggregated platforms with vendor-neutral capability Extensive global design support and supply orchestration capabilities (Supply chain) Customers = NSPs, RSPs, ASPs, SMBs, enterprises, tribal communities, governments and agencies: local, state, federal Simplified pricing structure 3,300+ Employees worldwide 1,000+ Global technology patents $1.15B FY23 revenue 50 35+ Years of experience Α — Ω End-to-end solutions portfolio Who is Adtran? Your Trusted Partner For The Fiber Everywhere Era “Adtran is focused on customer usability, service and support.” Tom Stanton, CEO, Adtran Worldwide locations HQ = Huntsville, AL

Global Presence Americas: Canada United States (HQ Global) Brazil APAC: Japan China Hong Kong Singapore India Australia EMEA: Germany (HQ Europe) England Switzerland Poland Finland Sweden France Italy Israel South Africa Saudi Arabia

Business model Adtran is a Global Vendor with Scale and Diversity Portfolio differentiation Customer diversity Geographic diversity Strength in focus markets Optical core to customer premise End-to-end automation & insights Enhanced security and assurance Balanced mix of national SPs, regional SPs, enterprise, and ICP customers Anticipated continued growth opportunities in each segment Balanced mix of U.S. and non-U.S. business Strong growth opportunities in focus regions Full range of R&D, pre-sales, post-sales and services support in focus regions Strong market share in growth products in focus regions

Business model From the Core Through the Door Subscriber experience Access domain Optical domain Access & aggregation (Nx10/100G) ONT Residential Wi-Fi Regional transport (Nx100/400/800G) Fiber access platforms NID Fiber monitoring 100ZR DWDM systems Edge router 5G Business solutions Sync & Timing AI-driven operations and support

Business model Market Trends Pandemic accelerated digitalization and capacity demand 5G, work from home, AI and streaming drive multi-gigabit fiber access Deglobalization and consolidation impacts vendor selection Open, disaggregated, sustainable and cloud-centric systems Online meetings and e-commerce have displaced travel Symmetric bandwidth goes from being a luxury to a necessity Selection of trusted suppliers becomes strategic Closed and single vendor systems are no longer desirable

BUSINESS MODEL

Fiber Networking Market Forecasts


PON OLT-ONT
Millions
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
CAGR: ~6.5%
2024
2025
2026
2027
2028
EMEA + NAM


Metro WDM
Millions
$5,000
$4,500
$4,000
$3,500
$3,000
CAGR: ~4.0%
2024
2025
2026
2027
2028
EMEA + NAM


Carrier Ethernet
Millions
$600
$550
$500
$450
$400
CAGR: ~3.6%
2024
2025
2026
2027
2028
EMEA + NAM

Sources:

PON OLT+ONT: Dell'Oro 5yr Broadband Access and Home Networking Report (July 2024)

Metro WDM: Omdia Optical Network Forecast (May 2024)

Carrier Ethernet: Omdia Service Provider Switching and Routing Forecast (September 2024)

10 2024 © ADTRAN

Adtran

Business model Factors Expected to Drive Long-Term Growth BEAD* High risk vendor replacement $42.5b in broadband funding to provide service to 7m+ under/unserved homes Expect ~90% to be served with fiber Funds allocated through grant process at state level 55 eligible entities already completed the Initial Proposal stage 4-year implementation timeline for service providers to deliver service Shift away from Chinese vendors is picking up the pace given the geopolitical situation Adtran is one of the key beneficiaries in optical transport and PON in EMEA and already won multiple deals and has several projects in the funnel; we expect to experience the largest impact in 2025 and 2026 given tier 1 integration timelines > $1b market opportunity in optical networking > $400m market opportunity in broadband access and aggregation *The Broadband Equity, Access, and Deployment (BEAD) Program, is expected to provide USD 42.5 billion to expand high-speed internet access by funding planning, infrastructure deployment and adoption programs in all 50 states, Washington D.C., Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, and the Commonwealth of the Northern Mariana Islands.

BUSINESS MODEL

Corporate Social Responsibility

Environmental

- Sustainability is integral part of product strategy through process-based product ecodesign and lifecycle assessment (LCA)
- Involvement of supply chain based on IntegrityNext supplier onboarding and screening
- ISO certificated (ISO 14001 EMS, ISO 50001 EnMS)

Social

- Event sponsoring, volunteer hours at non-profit organizations and donations
- Dedicated human capital management
- Employee-driven diversity, equity & inclusion (DE&I) task force to support a diverse and inclusive workforce
- Strictly following ILO requirements

Governance

- Comprehensive ethics and compliance policy, code of conduct and processes
- Dedicated human rights policy and supplier code of conduct
- Dedicated engagement in security – ISO 27001-certified

External ratings

EcoVadis

Adtran, Inc.	Adtran Networks SE
BRONZE 2023 ecovadis Sustainability Rating	GOLD 2023 ecovadis Sustainability Rating
59th percentile	96th percentile

CDP Climate Change 2023

Adtran, Inc.	Adtran Networks SE
B-	A-

CDP DISCLOSURE INSIGHT ACTION

Both electrical and electronic equipment sector and global average are C

SBTi Net Zero Commitment

SCIENCE BASED TARGETS

APPROVED

NET-ZERO SCIENCE-BASED TARGETS

The Science Based Targets initiative has validated that the science-based greenhouse gas emissions reductions target(s) submitted by Adtran Holdings, Inc. conform with the SBTi Corporate Net Zero Standard.

SBTi has classified ADTRAN's scope 1 and 2 target ambition as in line with a 1.5°C trajectory

12 2024 © ADTRAN

Adtran

Business Update 5

Q3 2024 business update Preliminary Highlights Q3 2024 Revenue of $228m, up sequentially and above mid-point of guidance ($215m-$235m) Revenue above mid-point of guidance range Q3 24 Non-GAAP Gross Margin of 42.1%, increased 17 bps QoQ and 176 bps YoY Non-GAAP Gross Margin Expansion Operating Cash Flow of $42m, up $22m QoQ, resulting in $23m Free Cash Flow in Q3 24 Year-to-Date, $50m of Free Cash Flow generated Non-GAAP Free Cash Flow Increase Non-GAAP Operating Margin of 1.1%, above mid-point of guidance (guidance -1% - +3%) Continued Improvement in Non-GAAP Operating Margin Non-GAAP gross margin is calculated as non-GAAP gross profit divided by revenue. Non-GAAP operating margin is calculated as non-GAAP operating profit divided by revenue. Non-GAAP free cash flow is operating cash flow less purchases of property, plant and equipment. A reconciliation of each non-GAAP financial measure to the most comparable GAAP measure is included in the appendix of this presentation. Note: All results are approximate due to the preliminary nature of the presentation.

Q3 2024 business update Technology Update Subscriber solutions Strong growth in 10 Gig ONTs, 10 Gig Carrier Ethernet CPE and multi-Gig Wi-Fi 6/6E/7 platforms Dozens of customers have adopted Intellifi, our SaaS application for cloud-managed Wi-Fi Access and aggregation solutions Scaling SDX 6330 high-density fiber access platforms for multi-Gig service delivery Launching first trials with SDX for 50 Gig PON Optical networking solutions Increasing demand for 100/400/800 Gig coherent pluggable optics for edge and metro transport Continued success in cross-selling optical into former broadband-only customers Software platforms Well over 400 customers have adopted Mosaic One. Highest growth application is Intellifi. Professional services Scalable in-region services, including planning, deployment, and maintenance

Q3 2024 business update Preliminary Revenue by Segment, Category and Region Category Region Q3 2023 Q3 2024 $272.3 $227.7 Services & Support Network Solutions Q2 2024 Q3 2024 $226.0 $227.7 Y-o-Y Q-o-Q Q3 2023 Q3 2024 $272.3 $227.7 Access & Aggregation Subscriber Solutions Optical Networking Solutions Q2 2024 Q3 2024 $226.0 $227.7 Q3 2023 Q3 2024 $272.3 $227.7 International Domestic Q2 2024 Q3 2024 $226.0 $227.7 In $m Segment Note: Potential differences may be due to rounding. All results are approximate due to the preliminary nature of the presentation.

Q3 2024 business update Well Diversified Across Technology, Markets and Customer Base Categories Optical networking solutions Subscriber solutions Access & aggregation solutions Market Customers Large SPs Regional SPs Enterprise / ICP / OEM Domestic International Note: Potential differences may be due to rounding. All results are approximate due to the preliminary nature of the presentation.

Q3 2024 business update Preliminary Financial Information Q3 2023 Q2 2024 Q3 2024 -16.4% +0.8% Q3 2023 Q2 2024 Q3 2024 40.3% 41.9% 42.1% +176bps +17bps Q3 2023 Q2 2024 Q3 2024 -18.8% +0.1% Q3 2023 Q2 2024 Q3 2024 Q3 2023 Q2 2024 Q3 2024 Note: All results are approximate due to the preliminary nature of the presentation. Potential difference may be due to rounding. Note: A reconciliation of each non-GAAP financial measure to the most comparable GAAP measure is included in the appendix of this presentation. Non-GAAP operating margin is calculated as non-GAAP operating loss divided by revenue. Q3 24 Revenue ($) 227.7m +0.8% q-o-q Q3 24 Non-GAAP gross margin 42.1% +17 bps q-o-q Q3 24 Non-GAAP operating expenses ($) 93.3m +0.1% q-o-q Q3 24 Non-GAAP operating margin 1.1% +43 bps q-o-q Q3 24 Non-GAAP diluted EPS ($) -0.05

Q3 2024 business update Preliminary Balance Sheet and Cash Flow Highlights In $m Q2 24 Q3 24 Trade accounts receivables $186.2 $172.0 Inventories $287.9 $282.9 Accounts payables $158.6 $173.4 Net working capital $315.5 $281.6 Operating cash flow generated $19.9 $42.0 Non-GAAP free cash flow * $3.9 $23.2 Cash $111.2 $88.5 60 Q3 23 67 Q4 23 59 Q1 24 60 Q2 24 Q3 24 67 DSO DPO Working capital and cash flow metrics Rolling DSO vs. DPO development Potential difference may be due to rounding. Note: A reconciliation of each non-GAAP financial measure to the most comparable GAAP measure is included in the appendix of this presentation. All results are approximate due to the preliminary nature of the presentation.   *Non-GAAP free cash flow is operating cash flow less purchase of property, plant and equipment Days

Guidance for Q4 2024 Previous Outlook (for Q3 2024) Current Outlook (for Q4 2024) Revenue $215m – $235m $230m – $245m Non GAAP Operating Margin -1% – +3% 0% – +4%

GAAP to non-GAAP reconciliation 6

Cost of Revenue, Gross Profit and Gross Margin Reconciliation (1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations. (2) Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks. These expenses include inventory write down and other charges of $8.6 million for the nine months ended September 30, 2024, incurred as a result of a strategy shift which included discontinuance of certain product lines in connection with the Business Efficiency Program. The restructuring program commenced upon the closing of the business combination with Adtran Networks and is expected to be substantially completed in late 2024. Additionally, as part of the Business Efficiency Program, management determined to close a facility in Greifswald, Germany. These expenses include restructuring wage charges of $4.9 million for the nine months ended September 30, 2024. The closure of the facility is expected to be completed by December 31, 2024. (3) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks.

Operating Expense Reconciliation (1) Includes $4.0M of intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations and $0.6 million of legal and advisory fees related to a potential strategic transaction which are both included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of loss. (2) $2.2 million is included in selling, general and administrative expenses and $0.9 million is included in research and development expenses on the condensed consolidated statements of loss. (3) $2.7 million is included in selling, general and administrative expenses and $3.2 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses of $3.2 million of wage related and other charges due to the Greifswald facility closure of which $0.8 million is included in selling, general and administrative and $2.4 million is included in research and development expenses on the condensed consolidated statements of loss. (4) $0.3 million is included in selling, general and administrative expenses on the condensed consolidated statements of loss, and is primarily related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks. (5) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss. (6) Includes $3.9M of intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations and $2.8 million of legal and advisory fees related to a contemplated strategic transaction which are both included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of loss. (7) $2.4 million is included in selling, general and administrative expenses and $0.9 million is included in research and development expenses on the condensed consolidated statements of loss. (8) $3.5 million is included in selling, general and administrative expenses and $11.3 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses of $13.5 million of wage related and other charges due to the Greifswald facility closure of which $2.6 million is included in selling, general and administrative and $10.9 million is included in research and development expenses on the condensed consolidated statements of loss. (9) $0.5 million is included in selling, general and administrative expenses on the condensed consolidated statements of loss, and is primarily related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks. (10) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $4.0 million is included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of loss. (11) $2.4 million is included in selling, general and administrative expenses and $0.8 million is included in research and development expenses on the condensed consolidated statements of loss. (12) $3.4 million is included in selling, general and administrative expenses and $(0.2) million is included in research and development expenses on the condensed consolidated statements of loss. (13) $1.4 million is included in selling, general and administrative expenses and $0.1 million is included in research and development expenses on the condensed consolidated statements of loss. Includes fees relating to the expansion of internal controls at Adtran Networks and the implementation of the DPLTA. Additionally, includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks of which $0.5 million is stock compensation expense for the program. (14) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $15.8 million is included in selling, general and administrative expenses and $1.4 million is included in research and development expenses on the condensed consolidated statements of loss. (15) $7.1 million is included in selling, general and administrative expenses and $2.8 million is included in research and development expenses on the condensed consolidated statements of loss. (16) $8.0 million is included in selling, general and administrative expenses and $18.6 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses of $16.5 million of wage related and other charges due to the Greifswald facility closure of which $3.2 million is included in selling, general and administrative and $13.3 million is included in research and development expenses on the condensed consolidated statements of loss. (17) $1.3 million is included in selling, general and administrative expenses on the condensed consolidated statements of loss. Includes fees relating to the expansion of internal controls at Adtran Networks and the implementation of the DPLTA. Additionally, includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks of which $0.7 million is stock compensation expense for the program. (18) Non-cash impairment of goodwill in our Network Solutions reporting unit, necessitated by factors such as a decrease in the Company's market capitalization, cautious service provider spending due to economic uncertainty and continued elevated customer inventory adjustments. (19) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $12.0 million is included in selling, general and administrative expenses and $1.5 million is included in research and development expenses on the condensed consolidated statements of loss. (20) $7.6 million is included in selling, general and administrative expenses and $3.1 million is included in research and development expenses on the condensed consolidated statements of loss. (21) $7.0 million is included in selling, general and administrative expenses and $4.5 million is included in research and development expenses on the condensed consolidated statements of loss. (22) $2.8 million is included in selling, general and administrative expenses and $0.1 million is included in research and development expenses on the condensed consolidated statements of loss. Includes fees relating to the expansion of internal controls at Adtran Networks and the implementation of the DPLTA. Additionally, includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks of which $0.5 million is stock compensation expense for the program.

Operating Loss Reconciliation (1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations. (2) Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks. These expenses include inventory write down and other charges incurred as a result of a strategic shift in certain product lines in connection with the restructuring program. Additionally, includes expenses related to the closure of the Greifswald facility. (3) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a results of the business combination with Adtran Networks. Includes fees incurred for the expansion of internal controls at Adtran Networks and the implementation of the DPTLA. (4) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss. (5) Non-cash impairment of goodwill in our Network Solutions reporting unit, necessitated by factors such as a decrease in the Company’s market capitalization, cautious service provider spending due to economic uncertainty and continued customer inventory adjustments.

Other Expense Reconciliation (1) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees. (2) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.

Net Loss and Loss per Share Reconciliation (1) Represents the non-controlling interest portion of the Company's ownership of Adtran Networks pre-DPLTA and the annual recurring compensation earned by redeemable non-controlling interests and accrued by the Company post-DPLTA. (2) Includes non-cash change in fair value of equity investments held in deferred compensation plans offered to certain employees. (3) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries. (4) Represents the tax effect of non-GAAP adjustments. Beginning in period ending September 30, 2024, the Company changed its method of calculating non-GAAP income taxes by applying blended statutory tax rates to non-GAAP losses before income taxes in order to include current and deferred income tax expenses that are commensurate with the non-GAAP measure of profitability. The blended statutory tax rate is calculated using 0%, resulting in no tax benefits net of impact of valuation allowance, for the loss jurisdiction’s non-GAAP losses before income taxes and 30% for all remaining jurisdictions’ non-GAAP income before income taxes. Prior periods have been adjusted to reflect the application of blended statutory tax rates, net of impact of valuation allowance, to non-GAAP losses before income taxes as opposed to the previous application of blended statutory and effective tax rates to separate non-GAAP adjustments. We previously reported the tax effect of the adjustment to non-GAAP net loss under the prior method of $7.9 million, $49.1 million and $21.0 million for the three and nine months ended September 30, 2024 and for the three months ended June 30, 2024, respectively. (5) Loss per common share attributable to ADTRAN Holdings, Inc. and Non-GAAP Loss per common share attributable to ADTRAN reflects $3.0 million of gain on redemption of redeemable non-controlling interest for the three and nine months ended September 30, 2024.

Free Cash Flow Reconciliation (1) Purchases related to capital expenditures.

Appendix 6

2024 Financial Calendar 18th Annual Needham Virtual Security, Networking, & Communications Conference - Virtual November 19 Deutsches Eigenkapitalforum - Frankfurt November 25 - 27

Explanation of Use of non-GAAP Financial Measures Set forth in the tables below are reconciliations of gross profit, gross margin, operating expenses, operating loss, other (expense) income, net loss inclusive of the non-controlling interest, net loss attributable to the Company, net income attributable to the non-controlling interest, and loss per share - basic and diluted, attributable to the Company, and net cash provided by (used in) operating activities, in each case as reported based on generally accepted accounting principles in the United States (“GAAP”), to non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP other expense, non-GAAP net loss inclusive of the non-controlling interest, non-GAAP net loss attributable to the Company, non-GAAP net income attributable to the non-controlling interest, non-GAAP loss per share - basic and diluted, attributable to the Company, respectively, and non-GAAP free cash flow. Such non-GAAP measures exclude acquisition-related expenses, amortization and adjustments (consisting of intangible amortization of backlog, developed technology, customer relationships, and trade names acquired in connection with business combinations and amortization of inventory fair value adjustments as well as legal and advisory fees related to a contemplated significant transaction), stock-based compensation expense, amortization of pension actuarial losses, deferred compensation adjustments, integration expenses, restructuring expenses, goodwill impairments, and the tax effect of these adjustments to net loss and purchases of property, plant and equipment. These measures are used by management in our ongoing planning and annual budgeting processes. Additionally, we believe the presentation of these non-GAAP measures, when combined with the presentation of the most directly comparable GAAP financial measure, is beneficial to the overall understanding of ongoing operating performance of the Company. The information contained in this presentation is solely based on preliminary unaudited condensed consolidated results. Additionally, these non-GAAP financial measures are not prepared in accordance with, or an alternative for, GAAP and therefore should not be considered in isolation or as a substitution for analysis of our results as reported under GAAP. Additionally, our calculation of non-GAAP measures may not be comparable to similar measures calculated by other companies Non-GAAP operating margin (which is calculated as non-GAAP operating loss divided by revenue) is a non-GAAP financial measure. The Company has provided fourth quarter guidance with regard to non-GAAP operating margin. This measure excludes from the corresponding GAAP financial measure the effect of adjustments as described below. The Company has not provided a reconciliation of such non-GAAP guidance to guidance presented on a GAAP basis because it cannot predict and quantify without unreasonable effort all of the adjustments that may occur during the period due to the difficulty of predicting the timing and amounts of various items within a reasonable range. In particular, non-GAAP operating margin excludes certain items, including continued restructuring expenses, that will continue to evolve as our business efficiency program is implemented that the Company is unable to quantitatively predict. Depending on the materiality of these items, they could have a significant impact on the Company's GAAP financial results.

Thank you